SIDUS SPACE®

Space access reimagined™

SPACE ACCESS REIMAGINED™

INVESTOR PRESENTATION – MARCH 2022



FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.
The image of LizzieSat™ is a conceptual rendering and is proposed for illustrative purposes only.

DISCLOSURE

SIDUS SPACE
Space access reimagined™

BRINGING SPACE DOWN TO EARTH™

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. See offering documents for further risks and disclosures. Past performance is not indicative of future results. There is now guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss.

BRINGING SPACE DOWN TO EARTH™

CAROL CRAIG

- Sole Founder and CEO of Sidus Space, Inc.
- 30 years of government program experience
- As sole Founder and CEO, built and funded engineering firm Craig Technologies, a well-known industry recognized Government Contracting firm specializing in engineering and tech solutions
- One of the first women eligible to fly in combat for the U.S. Navy


Astropreneuer

THE SPACE ECONOMY IS **TAKING OFF!**

SPACE ACCESS REIMAGINED™

- Investment in the space industry **ACCELERATED** in 2020 despite the global pandemic.
- The SmallSat industry (spacecraft with a mass of less than 500 kg) is gearing up for **SIGNIFICANT EXPANSION IN CAPABILITIES AND DEMAND** over the next decade, with the number of satellites launched growing four-fold by 2030.

1,202

SmallSats launched in 2020 (new all-time record)[1]

40%

Smallsats launched in the last 10 years were launched in 2020[2]

13,910

SmallSats expected to be launched in the next decade[3]

The $350 Billion global space industry is expected to surge to

$1.0 TRILLION+

Estimated Total Space Economy in 2040 [4]

MARKET OPPORTUNITY

1, 2, 3 – PROSPECTS FOR THE SMALL SATELLITE MARKET, EUROCONSULT 7TH EDITION, APRIL 2021
4- PER MORGAN STANLEY RESEARCH FEBRUARY 2021

FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

PROBLEM:
HUGE, BUT INACCESSIBLE MARKET

- A global space industry surge is expected, but there is no easy way for most to access it.
- The industry currently offers **LARGE, DEDICATED-PURPOSE** satellites specific to a big business, military or government agency.

SPACE ACCESS FOR OTHER THAN BIG BUSINESS, MILITARY OR GOVERNMENT AGENCIES

- Difficult to arrange
- Complex
- Expensive

OBSTACLES TO ACCESS

- Heavily regulated
- Interdisciplinary requirements
- High barrier to entry for emerging tech companies
- Rapidly changing industry



BRINGING SPACE DOWN TO EARTH™

SOLUTION:
THE SIDUS VERTICALLY-INTEGRATED MULTI-MISSION SATELLITE

SIDUS SPACE
Space access reimagined™

SPACE ACCESS REIMAGINED™

START

DESIGN AND BUILD
3D Sidus Space satellite manufacturing done in-house.

SEAT ON LIZZIESAT™
Integration of technology and engineering requirements.

LAUNCH BOOKING
Manifesting on one of several trusted launch partners.

REGULATORY LICENSING
International Telecommunication Union (ITU)
Federal Communication Commission (FCC)
National Oceanic and Atmospheric Administration (NOAA) approved spectrum and licensing.

CONCIERGE SERVICES
Service for your application during the mission.

DATA TRANSFER
Data service back to you on a trusted worldwide network.

FINISH



LIZZIESAT™

FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.
The image of LizzieSat™ is a conceptual rendering and is proposed for illustrative purposes only.

MEET LIZZIESAT™

BRINGING SPACE DOWN TO EARTH™

- Lightweight, advanced, 3-D printed materials
- Continuous carbon fiber for ultra-high strength
- Easy integration of customer technologies
- Space-based data collection subsystems
- 100kg weight
- Satellite constellation owned and managed by Sidus Space



FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.
The image of LizzieSat™ is a conceptual rendering and is proposed for illustrative purposes only.

Bringing Space Down to Earth™

SIDUS SPACE
Space access reimagined™

VERTICALLY-INTEGRATED SATELLITE SERVICES AND PRODUCTS

Low Earth Orbit (LEO) Satellite Constellation	✦ ITU published spectrum filing for constellation of 100 satellites ✦ Platform to serve commercial and government customers seeking an integrated solution to deploy technologies into the space economy
Satellite Manufacturing Capabilities	✦ Proprietary 3D printed smallsat designs for easy integration of customer technologies ✦ Existing library of intellectual property and experience at Sidus
LEO Satellite Launch & Deployment Support	✦ Uniquely positioned as an International Space Station Support provider ✦ Existing partnerships with launch providers ✦ Deeper technical launch services than competitors
Satellite Space Services	✦ Full capabilities to operate and administer customers' space footprint – from constellation management to licensing and regulations
Data Analytics: Geospatial Intel, Imagery and Sensor	✦ Integration of Sidus' technologies and equipment in constellation available for SaaS customers ✦ Opportunity to provide integrated data services across a fully-managed suite of satellite products and services



SPACE ACCESS REIMAGINED™

SPACE-AS-A-SERVICE

SIDUS SPACE
Space access reimagined™

SPACE ACCESS REIMAGINED™

OFFERING OVERVIEW

SPACE PLATFORMS

- LizzieSat™
- EFTP – External Flight Test Platform
- Phoenix Deployer
- SSIKLOPS (Space Station Integrated Kinetic Launcher for Orbital Payload Systems)

SPACE HARDWARE MANUFACTURING

Over ten years of experience manufacturing, assembling and testing space hardware with space flight heritage.

- Design Engineering
- Precision Machining
- Waterjet Cutting
- 3-D Printing
- Cable & Wire Harness Fabrication

WELL-POSITIONED

- Company Owned and Based in the U.S.
- Established Customer Base
- Global Reach – Advanced Discussions

STRATEGIC PARTNERSHIPS

- KSAT - Ground Station Services for LizzieSat™ Constellation
- Red Canyon –Custom flight systems Software for LizzieSat™
- AI Tech Systems - Command and Data Handling (C&DH) flight computers and peripherals for LizzieSat™

CONSTELLATION

- ITU Approved Spectrum Filing for Constellation of 100 satellites
- Custom Payload Integration
- Vertically Integrated Services
- Proprietary 3-D Printed Satellite Designs

PROJECTED LAUNCH PLAN

- Phase 1 consists of initial 15 satellites
- Phase 2 consists of additional 30 satellites
- Phase 3 – consists of additional 75 satellites
- Satellites have approximately 18 month lifecycle
- Pre-book follow on payloads in outyears for customers needing uninterrupted data

EARLY STAGE AND REVENUE-GENERATING

Sidus Space has:

- 10 years of Commercial, Military and Government Manufacturing Experience
- Space qualification experience, existing customers and pipeline, and International Space Station heritage
- 35,000 sq. ft of Space Coast, FL operations and manufacturing in place and operating
- AS9100 Aerospace Certification, International Traffic in Arms Regulations (ITAR), (ITU/FCC)
- 10+ patents issued and pending including Proprietary 3D printed satellite architecture
- Proprietary data analytics solutions through strategic partnerships



SPACE ACCESS REIMAGINED™

TO DATE, SIDUS SPACE IS THE ONLY SPACE SERVICES COMPANY TO CHECK ALL THE BOXES

- ☑ Subscription-Based Revenue
- ☑ 100kg Class Satellites
- ☑ Vertically Integrated Products and Solutions
- ☑ Multi-Purpose Satellite Constellation
- ☑ 10+ Years NASA/Military Experience
- ☑ 10+ Years Experience Manufacturing Space Hardware with Spaceflight Heritage

FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

Note: Based on Management's assessment of each industry as a whole. Companies shown are illustrative of each industry for investors' reference only, and each company was not necessarily included in Management's assessment

SPACE ECONOMY - MARKET OVERVIEW

SPACE ACCESS REIMAGINED™

LAUNCH SERVICES

SATURATED SEGMENT

SpaceX leads the segment which has many well-funded companies

SPACE-AS-A-SERVICE

EMERGING

Very little competition in this segment but expected growth in this decade

FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

SIDUS PAST PERFORMANCE

BRINGING SPACE DOWN TO EARTH™



ORION

Manufactured, assembled and tested ogive lifting fixture, crew module birdcage, heat-shield shipping frame stanchions, and service module lift station. Manufactured reefing line cutters for the parachute deployment system.



SPACE LAUNCH SYSTEM (SLS)

Manufacturing and assembling flight and ground Environmental Control System (ECS) and hazardous gas quick disconnects.



CENTAUR

Manufactured, and assembled Centaur umbilical plate



INTERNATIONAL SPACE STATION (ISS)

Operated the Space Station Integrated Kinetic Launcher for Orbital Payload Systems (SSIKLOPS). Tested replacement ISS lighting in our vacuum chamber for Bionetics. Assembled and tested flight cables.



PAD/MOBILE LAUNCHER

Fabricated wire harnesses for pad and thousands of wire harnesses which included procurement, assembly, molding, and testing for the Mobile Launcher. Manufactured, assembled and tested electronic and fluid/pneumatic control cabinets.



DREAMCHASER

Created preliminary design for battery installation cart, and vehicle lifting fixtures.

FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

SIDUS SPACE PLATFORMS

LIZZIESAT™

LizzieSat™ is a multipurpose satellite that integrates custom payloads leveraging flight proven communications, power, navigation & computing subsystem to provide our customers with valuable data from LEO. LizzieSat™ gathers valuable remote sensing data which Sidus Space offers to academic, commercial, and governmental customers.
*in development




E FTP
FLIGHT TEST PLATFORM

EFTP

External Flight Test Platform (EFTP) offers multiple industries the ability to develop, test, and fly experiments, hardware, materials, and advanced electronics on the ISS. Potential payloads include optical communications, materials, satellite components, electroplating, and pharmaceutical testing.

PHOENIX DEPLOYER

Phoenix Deployer – Sidus is developing a low-cost, high availability deployer option for CubeSats within the 1U to 12U range.

**in development*

SSIKLOPS

Space Station Integrated Kinetic Launcher for Orbital Payload Systems

BRINGING SPACE DOWN TO EARTH™

TARGET MARKETS

CUSTOMER TYPES

- Space Ecosystem Supplier Base
- Tech Start-Ups; Academia; Individual Consumers
- International and U.S. Government Agencies
- Channel Partners

COUNTRIES

- UAE
- Australia
- Netherlands

FIRMS

- NASA
- Lockheed
- Raytheon



SATELLITE USES BY INDUSTRY

AGRICULTURE

- Farm Asset Management & Tracking
- Crop Monitoring
- Soil Monitoring
- Livestock Tracking & Monitoring
- Weather/Drought Monitoring

HEALTH SCIENCES MEDICAL

- Health Research
- Health & Disease Detection
- Carbon monoxide concentrations Measurement

GOVERNMENT MILITARY

- Border Protection
- Transportation Monitoring
- Flood Management
- Disaster Management
- Smart Cities

FINANCE

- Asset Financing/Leasing
- Insurance
- Commodity Investment
- Retail Tracking/Trends

EXPERIENCED LEADERS

BRINGING SPACE DOWN TO EARTH™



JAMIE ADAMS

Chief Technical Officer

- 34+ years of experience in program/project management of: Agile software development, infrastructure architecture, systems engineering, modeling, simulation, large-scale integration, autonomy, and verification and validation of hardware and software
- NASA Associate Division Chief of Software/Robotics & Simulation
- Deputy Manager – Orion Multi-purpose Crew Exploration Vehicle (MPCV) Avionics and Software



SCOTT SILVERMAN

Chief Financial Officer

- 25+ years of experience in operational and financial management on national and international levels
- Highly diverse knowledge of accounting, financial, legal and operations management; public company management and Securities and Exchange Commission regulations
- Co-Founder, President, and CEO of EverAsia Financial Group
- George Washington University (Bachelor's degree in Finance) Nova Southeastern University (Master's Degree in accounting)



GERRY SCHAAFSMA

Chief Revenue and Sales Officer

- 30+ years of technology sales experience with industry leaders that include AT&T, Lucent Technologies, Alcatel-Lucent, and Nokia
- Bachelor of Science and Master of Business Administration from Auburn University
- Black Belt in Lean Six Sigma certification from Villanova University



KEN "HOCK" HAM

Advisor

- Space Shuttle pilot and Commander
- Deputy Lead of the Orion Heatshield Design and Analysis Team
- Structures and Technical Lead for the Adaptive Deployable Entry System Project (ADEPT)
- Bachelor of Science - Aerospace Engineering from the U.S. Naval Academy/Masters of Science - Civil Engineering

PROSPECTIVE LAUNCH SCHEDULE*

SIDUS SPACE
Space access reimagined™

SPACE ACCESS REIMAGINED™

SATELLITES

PHASE 1	PHASE 2	BEYOND
15 Satellites Launched Approximately 20-75 payloads	30 Satellites Launched Approximate 40-150 payloads	75 satellites Launched Approximate 100-375 payloads

SERVICES

CONSTELLATION MANAGEMENT SERVICES

SPACE-BASED DATA

PRODUCTION

Factory scale up for rapid production – 5 satellites/month

- Additional 3D printers & Machinery
- Facility Modernization
- International Partnerships
- Ground Station Expansion
- Mission Operations Control Expansion

**Timeline is dependent on small satellite launch vehicle industry, weather and unforeseen launch conditions.*

FINANCIAL DATA

SIDUS SPACE
Space access reimagined™

SPACE ACCESS REIMAGINED™

HISTORICAL	GROWTH
~$25 Million in revenue to date	Total 2021 revenue through Sept 2021: **$885,305**
~ **$16 Million** seed funding – Craig Technologies **$3M** Pre-IPO Private Placement (Aug 2021) **$15M** IPO (Dec 14, 2021)	New contract awards announced in Q4 2021: **$6 Million**
Results of Operations Comparison 3 months ended Sept 2021: $499,851 / Sept 2020: $408,417 **Revenue up 22%**	New purchase orders announced in January 2022: **$1.5 Million**

INVESTMENT **HIGHLIGHTS**

- Recurring-revenue business model
- Focus is on the emerging areas of the space economy
- Opportunity to get in at the "start-up" level, but with a company with demonstrated space industry past performance
- Established relationships with blue chip commercial, US government and international customers
- Strong management team with aerospace and engineering backgrounds (NASA, Lockheed Martin, Harris)
- Space flight heritage experience
- Limited competition in the space-as-a-service sector of the space economy

Our name, Sidus Space, was chosen to emphasize our hard work and experience, as well as the opportunity that we have in the new and transformative space sector.

Sidus means 'resembling a star' and like a star, our reflection is of our past and our future.

The goals of Sidus Space are ambitious and have potentially significant implications for the global satellite manufacturing and deployment services and products markets.

As a company, we believe in the disruptive characteristics of our space-as-a-service offerings and the growth opportunities they present for customers, partners, and employees.

Sidus Space is an attractive opportunity for public market investors to participate in the evolution of the new space economy.

BRINGING SPACE DOWN TO EARTH™

SIDUS SPACE®

Space access reimagined™



FOR ILLUSTRATIVE PURPOSES ONLY. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENTS MAY BE SPECULATIVE, ILLIQUID AND THERE IS A RISK OF PRINCIPAL LOSS. THERE IS NO GUARANTEE THAT ANY SPECIFIC OUTCOME WILL BE ACHIEVED.

The image of LizzieSat™ is a conceptual rendering and is proposed for illustrative purposes only.